UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7177

Name of Fund:  Merrill Lynch Mid Cap Value Opportunities Fund of
               The Asset Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/04

Date of reporting period: 02/01/04 - 07/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Mid Cap Value
Opportunities Fund


Semi-Annual Report
July 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Mid Cap Value Opportunities Fund
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Mid Cap Value Opportunities Fund



Portfolio Information as of July 31, 2004


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Parametric Technology Corporation                  2.4%
Raytheon Company                                   2.4
Noble Energy, Inc.                                 2.2
CommScope, Inc.                                    2.2
WebMD Corporation                                  2.1
Tellabs, Inc.                                      2.1
Conseco, Inc.                                      2.0
Valassis Communications, Inc.                      2.0
Convergys Corporation                              1.9
Banknorth Group, Inc.                              1.8



Sector Representation                          Percent of
of Equity Holdings++                           Net Assets

Information Technology                            20.1%
Financials                                        18.4
Industrials                                       16.9
Consumer Discretionary                            10.1
Health Care                                        9.9
Energy                                             8.9
Materials                                          4.9
Consumer Staples                                   3.8
Utilities                                          1.0

++Total may not equal 100%.



                                               Percent of
Five Largest Industries*                       Net Assets

Electronic Equipment & Instruments                 5.6%
Diversified Financial Services                     5.4
Media                                              5.3
Commercial Banks                                   5.0
IT Services                                        4.9


*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



A Letter From the President


Dear Shareholder

The year is more than half behind us, and it seems appropriate to take a step back and put 2004 into context. In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point interest rate hike, bringing the target short-term interest rate to 1.50% - still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation - just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election. Notwithstanding these concerns, equities were due for a pause given that the Standard & Poor's 500 (S&P 500) Index rose nearly 50% between its March 2003 low and the highs of early 2004. Under the circumstances, the market decline in recent months has been minor. For the six-month and 12-month periods ended July 31, 2004, the Standard & Poor's 500 Index returned -1.78% and +13.17%, respectively. Supporting the stock market, despite the aforementioned uncertainties, was continued strong corporate earnings growth. Company reports have continued to surprise investors, in many cases still exceeding consensus earnings forecasts.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



A Discussion With Your Fund's Portfolio Manager


Merrill Lynch Mid Cap Value Opportunities Fund delivered strong relative performance for the period, benefiting from favorable stock selection across various industry sectors.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended July 31, 2004, Merrill Lynch Mid Cap Value Opportunities Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +1.27%, +.84%, +.84%, +1.42% and +1.13%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund significantly outperformed the -1.01% total return of the benchmark Standard & Poor's (S&P) MidCap 400 Index and the +.63% average return of the Lipper Mid Cap Value Funds category. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

The six-month period may be best understood as two separate environments. The first two months were characterized by equity market strength, with small cap stocks extending their lead over large cap stocks. The next four months were characterized by sharply declining equity markets pressured by interest rate concerns, weak employment data, and higher energy prices. The second environment favored defensive issues and more-established companies. We have gradually repositioned the Fund to benefit from such a "quality trade," or rotation toward higher-quality companies with modest price-to-earnings ratios.

Leading contributors to the Fund's strong relative performance included CNF Inc., a provider of transportation and logistics services. CNF shares rallied on strong operating results at the company's trucking division. Corrections Corporation of America, a provider of correctional facilities, also contributed favorably to results as the company absorbed excess capacity, and announced new contract wins. Shares of Noble Energy, Inc., an exploration and production company, further benefited Fund results on production gains and higher energy prices.

In terms of sector positioning, exposure to technology stocks had a negative effect on Fund results during the period. However, our specific technology holdings performed much better than technology stocks in the S&P 400 Index. The favorable stock selection offset much of the negative impact associated with the overweighting in an underperforming sector. Good stock picking in the industrials and healthcare sectors also contributed to the positive performance relative to the benchmark index and competitor funds.


What changes were made to the portfolio during the period?

Most importantly, we trimmed exposure to the consumer discretionary sector. We believe that rapid growth in consumer spending has largely run its course and is likely to moderate with the slowdown in mortgage-refinancing activity and higher energy prices. We eliminated several retail stocks, including American Eagle Outfitters, Inc., Abercrombie & Fitch Co., Toys 'R' Us, Inc. and J.C. Penney Company, Inc. We also reduced exposure to restaurant stocks with the sale of Outback Steakhouse, Inc. and Darden Restaurants, Inc. In addition, we trimmed exposure to gaming stocks by eliminating our positions in MGM Mirage Inc. and Mandalay Resort Group.

In the healthcare sector, we have been active buyers of specialty pharmaceutical stocks. Market concern about generic competition in the years ahead has pressured current valuations. We think the competitive concerns are valid but, in certain circumstances, underestimate the ability of specialty pharmaceutical companies to respond with licensing agreements and market consolidation. There are specific steps that specialty pharmaceutical companies can take to strengthen their competitive position. Recently, we have seen some merger-and-acquisition activity, as in the case of King Pharmaceuticals, Inc., a significant Fund investment. Mylan Laboratories, a generic company, offered to acquire King, creating a generic ownership of a branded products company.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Other healthcare stocks added to the portfolio in the past six months include Shire Pharmaceuticals Group, a specialty pharmaceuticals company; AmerisourceBergen Corporation, a drug distributor; and Cephalon Inc., a biopharmaceutical company. Offsetting these purchases, we trimmed some of our best-performing healthcare stocks, including Beckton Dickinson and Company and C.R. Bard, Inc. We selectively added financial services stocks to the portfolio, including Conseco Inc., a provider of life and long-term care insurance; Colonial BancGroup Inc., a regional bank holding company; and E*TRADE Financial Corp., a retail brokerage and banking institution. Overall, we remain underweighted in the financial services sector.

Recently, we rebuilt exposure to information technology stocks given extreme share price weakness and, in our view, compelling low valuation levels. We anticipate a shift away from consumer spending toward an environment where business spending leads the economy. Corporate balance sheets are strong and cash generation is high by historical standards. We believe businesses will emphasize spending on information technology, particularly with tax incentives that permit accelerated depreciation on investments this year. One recent addition to the portfolio is shares of CommScope, Inc., a manufacturer of coaxial, fiber-optic and other high-performance cable products for data, voice and video transmission.


How was the Fund positioned at the close of the period?

As of July 31, 2004, the Fund was underweight in the financial services, consumer discretionary and utilities sectors. The Fund was overweight in the information technology and industrials sectors. Given our expectation for a slowdown in consumer spending and an increase in business spending, the portfolio is positioned to benefit from what we consider business-centric rather than consumer-centric investments.

We maintain a positive outlook for mid-cap stocks. While small, speculative stocks performed well in 2003, we anticipate that larger companies with more predictable earnings prospects will perform best in the months ahead. In our opinion, mid-cap valuation levels currently are more attractive than valuations on small- and micro-cap issues. Thus, the Fund is positioned to benefit from the "quality trade" discussed earlier. We have positioned Merrill Lynch Mid Cap Value Opportunities Fund higher up the capitalization scale to target companies in the $2.5 billion - $5 billion market cap range.


R. Elise Baum
Vice President and Portfolio Manager


August 12, 2004



Effective July 26, 2004, Merrill Lynch Mid Cap Value Fund, a series of The Asset Program, Inc., changed its name to Merrill Lynch Mid Cap Value Opportunities Fund. This change does not affect your holding in the Fund, the management team or the Fund's investment objective. The Fund continues to seek capital appreciation and, secondarily, income, by investing in securities, primarily equities, that Fund management believes are undervalued and, therefore, represent investment value.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                           6-Month          12-Month       Since Inception
As of July 31, 2004                                      Total Return     Total Return       Total Return
ML Mid Cap Value Opportunities Fund--Class A Shares*         +1.27%          +17.24%           +197.51%
ML Mid Cap Value Opportunities Fund--Class B Shares*         +0.84           +16.36            +175.01
ML Mid Cap Value Opportunities Fund--Class C Shares*         +0.84           +16.32            +174.54
ML Mid Cap Value Opportunities Fund--Class I Shares*         +1.42           +17.56            +204.53
ML Mid Cap Value Opportunities Fund--Class R Shares*         +1.13           +16.93            + 44.45
S&P MidCap 400 Index**                                       -1.01           +17.83         +280.70/+42.68

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception periods are from 2/01/95 for Class A, Class
B, Class C & Class I Shares and from 2/04/03 for Class R Shares.

**This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Since inception total returns are from 2/01/95 and from 2/04/03.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 7/31/04                  +17.24%          +11.09%
Five Years Ended 7/31/04                + 7.65           + 6.50
Inception (2/01/95) through
7/31/04                                 +12.17           +11.53

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 7/31/04                  +16.36%          +12.36%
Five Years Ended 7/31/04                + 6.78           + 6.47
Inception (2/01/95) through
7/31/04                                 +11.25           +11.25

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 7/31/04                  +16.32%          +15.32%
Five Years Ended 7/31/04                + 6.75           + 6.75
Inception (2/01/95) through
7/31/04                                 +11.22           +11.22

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 7/31/04                  +17.56%          +11.39%
Five Years Ended 7/31/04                + 7.93           + 6.77
Inception (2/01/95) through
7/31/04                                 +12.45           +11.81

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 7/31/04                                   +16.93%
Inception (2/04/03) through 7/31/04                      +28.11



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees, and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2004 and held through July 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     February 1, 2004
                                                    February 1, 2004   July 31, 2004     to July 31, 2004
Actual

Class A                                                  $1,000          $1,012.70            $ 6.36
Class B                                                  $1,000          $1,008.40            $10.24
Class C                                                  $1,000          $1,008.40            $10.29
Class I                                                  $1,000          $1,014.20            $ 5.11
Class R                                                  $1,000          $1,011.30            $ 7.55

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,018.55            $ 6.37
Class B                                                  $1,000          $1,014.67            $10.27
Class C                                                  $1,000          $1,014.62            $10.32
Class I                                                  $1,000          $1,019.79            $ 5.12
Class R                                                  $1,000          $1,017.35            $ 7.57

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Class A, 2.05% for Class B, 2.06% for Class C, 1.02% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 366.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Schedule of Investments

North                                                                                                           Value
America         Industry*         Shares Held   Common Stocks                                             (in U.S. dollars)
United States-- Aerospace &           124,700   Northrop Grumman Corporation (j)                             $    6,559,220
91.9%           Defense--4.1%         278,600   Raytheon Company                                                  9,347,030
                                                                                                             --------------
                                                                                                                 15,906,250

                Air Freight &         115,400   CNF Transportation Inc.                                           4,761,404
                Logistics--1.2%

                Auto Components--     125,500   American Axle & Manufacturing Holdings, Inc.                      4,310,925
                1.1%

                Beverages--0.8%        87,200 ++Constellation Brands, Inc. (Class A)                              3,303,136

                Biotechnology--        33,700 ++Cephalon, Inc.                                                    1,702,524
                2.0%                  206,400 ++Human Genome Sciences, Inc.                                       2,069,160
                                      195,700 ++Maxygen Inc.                                                      1,939,387
                                      100,300 ++MedImmune, Inc. (j)                                               2,310,912
                                                                                                             --------------
                                                                                                                  8,021,983

                Building Products--    95,500   Masco Corporation                                                 2,887,920
                0.7%

                Capital Markets--     159,400 ++E*TRADE Financial Corp.                                           1,764,558
                2.0%                  373,100   Janus Capital Group Inc. (j)                                      4,947,306
                                      141,500 ++Knight Trading Group, Inc. (Class A)                              1,204,165
                                                                                                             --------------
                                                                                                                  7,916,029

                Commercial Banks--    229,200   Banknorth Group, Inc.                                             7,313,772
                5.0%                   71,500   The Colonial BancGroup, Inc.                                      1,379,235
                                      109,300   Compass Bancshares, Inc.                                          4,819,037
                                      184,375   First Midwest Bancorp, Inc.                                       6,226,344
                                                                                                             --------------
                                                                                                                 19,738,388

                Commercial            598,300 ++Allied Waste Industries, Inc.                                     5,528,292
                Services &             55,400   Avery Dennison Corporation                                        3,355,578
                Supplies--5.2%        231,500   Cendant Corporation                                               5,296,720
                                      169,500 ++Corrections Corporation of America                                6,390,150
                                                                                                             --------------
                                                                                                                 20,570,740

                Communications        416,800 ++CommScope, Inc.                                                   8,586,080
                Equipment--4.3%       923,800 ++Tellabs, Inc. (j)                                                 8,231,058
                                                                                                             --------------
                                                                                                                 16,817,138

                Construction &         58,100   Fluor Corporation                                                 2,646,455
                Engineering--0.7%

                Construction           71,400   Martin Marietta Materials, Inc.                                   3,123,750
                Materials--0.8%

                Containers &          441,000 ++Crown Holdings, Inc.                                              4,471,740
                Packaging--2.3%       237,000 ++Smurfit-Stone Container Corporation (j)                           4,410,570
                                                                                                             --------------
                                                                                                                  8,882,310

                Diversified            43,700   Financial Select Sector SPDR Fund (f)(j)                          1,222,289
                Financial              44,700   iShares Russell 2000 Index Fund (j)(k)                            4,917,000
                Services--5.4%         36,200   iShares S&P SmallCap 600 Index Fund (d)(j)                        5,035,058
                                       28,500   S&P 500 Depositary Receipts (e)(j)                                3,158,370
                                       66,500   S&P Mid-Cap 400 Depositary Receipts (b)(j)                        7,049,000
                                                                                                             --------------
                                                                                                                 21,381,717


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Schedule of Investments (continued)

North America                                                                                                   Value
(continued)     Industry*         Shares Held   Common Stocks                                             (in U.S. dollars)
United States   Electric              102,900   Cinergy Corp.                                                $    3,935,925
(continued)     Utilities--1.0%

                Electronic            180,300   Anixter International Inc.                                        6,036,444
                Equipment &           331,000 ++Ingram Micro Inc. (Class A)                                       4,716,750
                Instruments--5.6%     422,200   Symbol Technologies, Inc.                                         5,526,598
                                      154,300 ++Tech Data Corporation                                             5,780,078
                                                                                                             --------------
                                                                                                                 22,059,870

                Energy Equipment &    109,900   BJ Services Company (j)                                           5,457,634
                Service--4.6%         264,900   Diamond Offshore Drilling, Inc.                                   6,474,156
                                       91,600   Energy Select Sector SPDR Fund (g)(j)                             2,972,420
                                       45,100   Oil Service HOLDRs Trust (c)(j)                                   3,372,578
                                                                                                             --------------
                                                                                                                 18,276,788

                Food Products--       161,795   Archer-Daniels-Midland Company                                    2,496,497
                2.9%                  130,100   ConAgra Foods, Inc.                                               3,382,600
                                      546,100 ++Del Monte Foods Company                                           5,755,894
                                                                                                             --------------
                                                                                                                 11,634,991

                Health Care            71,900   C.R. Bard, Inc.                                                   3,968,880
                Equipment &            15,100 ++Cutera, Inc.                                                        211,400
                Supplies--1.1%                                                                               --------------
                                                                                                                  4,180,280

                Health Care            37,200   AmerisourceBergen Corporation                                     2,011,032
                Providers &         1,025,100 ++WebMD Corporation (j)                                             8,344,314
                Services--2.6%                                                                               --------------
                                                                                                                 10,355,346

                IT Services--4.9%     580,100 ++Convergys Corporation                                             7,680,524
                                      251,700   Sabre Holdings Corporation (Class A)                              6,425,901
                                      225,900 ++Sungard Data Systems Inc.                                         5,265,729
                                                                                                             --------------
                                                                                                                 19,372,154

                Insurance--4.3%        87,500   ACE Limited                                                       3,551,625
                                      439,100 ++Conseco, Inc.                                                     7,895,018
                                      156,700   Protective Life Corporation                                       5,680,375
                                                                                                             --------------
                                                                                                                 17,127,018

                Internet            2,597,000 ++Vignette Corporation                                              3,713,710
                Software &
                Services--0.9%

                Machinery--2.3%        81,200   Eaton Corporation                                                 5,248,768
                                       47,300   ITT Industries, Inc.                                              3,781,635
                                                                                                             --------------
                                                                                                                  9,030,403

                Media--5.3%           119,400   Harte-Hanks, Inc.                                                 2,884,704
                                       55,500   Knight Ridder, Inc. (j)                                           3,651,345
                                      597,200 ++Paxson Communications Corporation                                 1,815,488
                                      330,500   The Reader's Digest Association, Inc. (Class A)                   4,719,540
                                      267,500 ++Valassis Communications, Inc.                                     7,821,700
                                                                                                             --------------
                                                                                                                 20,892,777


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Schedule of Investments (continued)

North America                                                                                                   Value
(concluded)     Industry*         Shares Held   Common Stocks                                             (in U.S. dollars)
United States   Metals &              332,400 ++GrafTech International Ltd.                                  $    3,666,372
(concluded)     Mining--1.8%          108,300   Steel Dynamics, Inc. (j)                                          3,546,825
                                                                                                             --------------
                                                                                                                  7,213,197

                Oil & Gas--4.3%       160,300   Noble Energy, Inc.                                                8,866,193
                                       47,400   Sunoco, Inc.                                                      3,231,258
                                      125,200   Unocal Corporation                                                4,852,752
                                                                                                             --------------
                                                                                                                 16,950,203

                Pharmaceuticals--     436,600 ++King Pharmaceuticals, Inc.                                        4,929,214
                2.1%                   51,200   Medicis Pharmaceutical (Class A)                                  1,831,424
                                      106,400   Mylan Laboratories, Inc.                                          1,576,848
                                                                                                             --------------
                                                                                                                  8,337,486

                Real Estate--0.4%      59,800   Equity Office Properties Trust                                    1,551,810

                Road & Rail--1.8%     231,200   CSX Corporation                                                   7,236,560

                Semiconductors &      578,600 ++Applied Micro Circuits Corporation                                2,082,960
                Semiconductor          80,200 ++DSP Group, Inc.                                                   1,580,742
                Equipment--0.9%                                                                              --------------
                                                                                                                  3,663,702

                Software--3.5%        305,000 ++BEA Systems, Inc. (j)                                             1,979,450
                                      119,200 ++McAfee Inc.                                                       2,143,216
                                    2,129,200 ++Parametric Technology Corporation                                 9,666,568
                                                                                                             --------------
                                                                                                                 13,789,234

                Specialty Retail--    219,900   Foot Locker, Inc.                                                 4,947,750
                3.7%                  275,180   Limited Brands, Inc.                                              5,624,679
                                       68,100 ++Linens 'n Things, Inc.                                            1,812,822
                                       74,600   The Talbots, Inc.                                                 2,297,680
                                                                                                             --------------
                                                                                                                 14,682,931

                Thrifts & Mortgage    253,600   Sovereign Bancorp, Inc. (j)                                       5,520,872
                Finance--1.4%

                Trading                70,500   W. W. Grainger, Inc.                                              3,732,975
                Companies &
                Distributors--0.9%

                                                Total Common Stocks in North America--91.9%                     363,526,377



Western Europe

Switzerland--   Biotechnology--       159,900   Serono SA (ADR) (a)                                               2,448,069
0.6%            0.6%

                                                Total Common Stocks in Switzerland                                2,448,069


United          Pharmaceuticals--     221,400   Shire Pharmaceuticals Group PLC (ADR) (a)                         5,884,812
Kingdom--1.5%   1.5%

                                                Total Common Stocks in the United Kingdom                         5,884,812

                                                Total Common Stocks in Western Europe--2.1%                       8,332,881

                                                Total Common Stocks (Cost--$338,969,102)--94.0%                 371,859,258


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Schedule of Investments (concluded)
                                                                                                                Value
                          Beneficial Interest   Short-Term Securities                                     (in U.S. dollars)
                                  $17,574,552   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                Series I (h)                                                 $   17,574,552
                                   65,585,100   Merrill Lynch Liquidity Series, LLC Money Market
                                                Series (h)(i)                                                    65,585,100

                                                Total Short-Term Securities
                                                (Cost--$83,159,652)--21.0%                                       83,159,652

                Total Investments (Cost--$422,128,754**)--115.0%                                                455,018,910
                Liabilities in Excess of Other Assets--(15.0%)                                                 (59,197,307)
                                                                                                             --------------
                Net Assets--100.0%                                                                           $  395,821,603
                                                                                                             ==============

++ Non-income producing security.

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes were as follows:


Aggregate cost                                    $ 425,634,435
                                                  =============
Gross unrealized appreciation                        54,137,490
Gross unrealized depreciation                      (24,753,015)
                                                  -------------
Net unrealized appreciation                       $  29,384,475
                                                  =============


(a) American Depositary Receipts (ADR).

(b) Represents ownership in S&P Mid Cap 400 SPDR Trust, a registered unit investment trust. The investment objective of the S&P Mid Cap
400 SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P MidCap 400 Index.

(c) Represents ownership in Oil Services HOLDRs Trust. The Oil
Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.

(d) iShares S&P SmallCap 600 Index Fund is an exchange traded Fund.
The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index.

(e) Represents ownership in S&P 500 SPDR Trust, a registered unit investment trust. The investment objective of the S&P 500 SPDR Trust is to provide investment results that generally correspond to the price and yield performance of the component stocks of the S&P 500
Index.

(f) Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector
Index.

(g) Represents ownership in Energy Select Sector SPDR Fund, registered in the United States. The investment objective of the Energy Select Sector SPDR Fund is to provide investment results that before expenses corresponds to the performance of The Energy Select
Sector Index.

(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I            $ 11,368,066     $102,497
Merrill Lynch Liquidity Series,
   LLC Money Market Series            $ 17,401,950     $ 25,742
Merrill Lynch Premier
   Institutional Fund                 (16,061,050)     $  5,414


(i) Security was purchased with the cash proceeds from securities loans.

(j) Security, or a portion of security, is on loan.

(k) iShares Russell 2000 Index Fund is an exchange-traded Fund. The
Fund seeks investment results that correspond to the performance of Russell 2000 Index.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Statement of Assets and Liabilities

As of July 31, 2004
Assets

           Investments, in unaffiliated securities, at value (including securities
           loaned of $63,405,410) (identified cost--$338,969,102)                                           $   371,859,258
           Investments, in affiliated securities, at value (identified cost--$83,159,652)                        83,159,652
           Receivables:
               Securities sold                                                            $     8,197,674
               Capital shares sold                                                                954,012
               Dividends                                                                          252,861
               Interest from affiliates                                                            17,697
               Securities lending--net                                                              4,502         9,426,746
                                                                                          ---------------
           Prepaid expenses                                                                                          28,817
                                                                                                            ---------------
           Total assets                                                                                         464,474,473
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             65,585,100
           Payables:
               Securities purchased                                                             1,891,114
               Capital shares redeemed                                                            441,607
               Investment adviser                                                                 249,291
               Distributor                                                                        193,949
               Other affiliates                                                                   181,530
               Custodian bank                                                                      69,595         3,027,086
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    40,684
                                                                                                            ---------------
           Total liabilities                                                                                     68,652,870
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   395,821,603
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                    $       392,574
           Class B Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                            766,983
           Class C Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                            508,572
           Class I Shares of Capital Stock, $.10 par value, 20,000,000 shares authorized                            610,356
           Class R Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                             18,383
           Paid-in capital in excess of par                                                                     352,906,386
           Accumulated investment loss--net                                               $   (1,209,203)
           Undistributed realized capital gains on investments--net                             8,937,396
           Unrealized appreciation on investments--net                                         32,890,156
                                                                                          ---------------
           Total accumulated earnings--net                                                                       40,618,349
                                                                                                            ---------------
           Net Assets                                                                                       $   395,821,603
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $69,136,509 and 3,925,744 shares outstanding                     $         17.61
                                                                                                            ===============
           Class B--Based on net assets of $129,306,572 and 7,669,832 shares outstanding                    $         16.86
                                                                                                            ===============
           Class C--Based on net assets of $85,557,457 and 5,085,723 shares outstanding                     $         16.82
                                                                                                            ===============
           Class I--Based on net assets of $108,684,219 and 6,103,563 shares outstanding                    $         17.81
                                                                                                            ===============
           Class R--Based on net assets of $3,136,846 and 183,827 shares outstanding                        $         17.06
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Statement of Operations

For the Six Months Ended July 31, 2004
Investment Income

           Dividends (net of $3,785 foreign withholding tax)                                                $     1,927,464
           Interest from affiliates                                                                                 102,497
           Securities lending--net                                                                                   31,156
                                                                                                            ---------------
           Total income                                                                                           2,061,117
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,286,270
           Account maintenance and distribution fees--Class B                                     681,995
           Account maintenance and distribution fees--Class C                                     433,073
           Transfer agent fees--Class B                                                           195,734
           Transfer agent fees--Class C                                                           128,828
           Transfer agent fees--Class I                                                           126,650
           Account maintenance fees--Class A                                                       85,569
           Transfer agent fees--Class A                                                            84,878
           Accounting services                                                                     82,920
           Registration fees                                                                       33,844
           Printing and shareholder reports                                                        33,053
           Custodian fees                                                                          31,288
           Professional fees                                                                       28,196
           Directors' fees and expenses                                                            10,780
           Account maintenance and distribution fees--Class R                                       5,343
           Transfer agent fees--Class R                                                             2,635
           Pricing fees                                                                               584
           Other                                                                                   18,680
                                                                                          ---------------
           Total expenses                                                                                         3,270,320
                                                                                                            ---------------
           Investment loss--net                                                                                 (1,209,203)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments

           Realized gain from investments--net                                                                   31,542,520
           Change in unrealized appreciation from investments--net                                             (26,598,490)
                                                                                                            ---------------
           Total realized and unrealized gain--net                                                                4,944,030
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     3,734,827
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Statements of Changes in Net Assets
                                                                                           For the Six           For the
                                                                                          Months Ended          Year Ended
                                                                                            July 31,           January 31,
Increase (Decrease) in Net Assets:                                                             2004                2004
Operations

           Investment loss--net                                                           $   (1,209,203)   $   (2,505,111)
           Realized gain (loss) on investments--net                                            31,542,520       (2,979,434)
           Change in unrealized appreciation/depreciation on investments--net                (26,598,490)       113,884,149
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 3,734,827       108,399,604
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions       13,348,306       (3,271,592)
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                        17,083,133       105,128,012
           Beginning of period                                                                378,738,470       273,610,458
                                                                                          ---------------   ---------------
           End of period*                                                                 $   395,821,603   $   378,738,470
                                                                                          ===============   ===============
               *Accumulated investment loss--net                                          $   (1,209,203)                --
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              July 31,         For the Year Ended January 31,+++++
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    17.39   $    12.29   $    17.04   $    16.14   $    14.05
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                       (.02)        (.05)        (.04)         --++       --++++
           Realized and unrealized gain (loss) on
           investments--net                                         .24         5.15       (4.40)         1.60         4.27
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .22         5.10       (4.44)         1.60         4.27
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.31)        (.70)       (2.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    17.61   $    17.39   $    12.29   $    17.04   $    16.14
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  1.27%+++       41.50%     (26.12%)       10.31%       33.66%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.27%*        1.34%        1.37%        1.36%        1.78%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        (.23%)*       (.34%)       (.26%)       (.02%)         .02%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   69,137   $   62,061   $   31,504   $   36,225   $    7,757
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    41.55%       86.16%       73.90%       98.94%      153.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

          ++++ Amount is less than $.01 per share.

           +++ Aggregate total investment return.

         +++++ Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

               See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              July 31,            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    16.72   $    11.90   $    16.64   $    15.86   $    13.72
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net***                                (.09)        (.16)        (.15)        (.12)        (.11)
           Realized and unrealized gain (loss) on
           investments--net                                         .23         4.98       (4.29)         1.56         4.17
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .14         4.82       (4.44)         1.44         4.06
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.30)        (.66)       (1.92)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    16.86   $    16.72   $    11.90   $    16.64   $    15.86
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                    .84%++       40.50%     (26.75%)        9.45%       32.50%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.05%*        2.15%        2.17%        2.17%        2.62%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                (1.01%)*      (1.14%)      (1.05%)       (.78%)       (.80%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  129,307   $  139,610   $  115,748   $  162,316   $   67,062
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    41.55%       86.16%       73.90%       98.94%      153.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              July 31,            For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    16.68   $    11.88   $    16.61   $    15.84   $    13.70
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net***                                (.09)        (.16)        (.15)        (.12)        (.12)
           Realized and unrealized gain (loss) on
           investments--net                                         .23         4.96       (4.27)         1.55         4.18
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .14         4.80       (4.42)         1.43         4.06
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.31)        (.66)       (1.92)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    16.82   $    16.68   $    11.88   $    16.61   $    15.84
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                    .84%++       40.40%     (26.73%)        9.38%       32.55%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.06%*        2.16%        2.19%        2.19%        2.65%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                (1.02%)*      (1.15%)      (1.07%)       (.79%)       (.84%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   85,557   $   84,755   $   67,233   $   80,227   $   37,475
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    41.55%       86.16%       73.90%       98.94%      153.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Financial Highlights (continued)
                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              July 31,         For the Year Ended January 31,+++++
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    17.56   $    12.38   $    17.12   $    16.20   $    14.13
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                      --++++        (.01)         --++          .03         --++
           Realized and unrealized gain (loss) on
           investments--net                                         .25         5.19       (4.42)         1.62         4.33
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .25         5.18       (4.42)         1.65         4.33
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain on
           investments--net                                          --           --        (.32)        (.73)       (2.26)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    17.81   $    17.56   $    12.38   $    17.12   $    16.20
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  1.42%+++       41.84%     (25.92%)       10.56%       34.01%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.02%*        1.09%        1.12%        1.10%        1.47%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .02%*       (.09%)       (.01%)         .19%       (.01%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  108,684   $   91,845   $   59,125   $   72,570   $    3,770
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    41.55%       86.16%       73.90%       98.94%      153.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

          ++++ Amount is less than $.01 per share.

           +++ Aggregate total investment return.

         +++++ Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004


Financial Highlights (concluded)

                                                                                                      Class R

                                                                                             For the
The following per share data and ratios have been derived                                   Six Months     For the Period
from information provided in the financial statements.                                        Ended      February 4, 2003++
                                                                                             July 31,      to January 31,
Increase (Decrease) in Net Asset Value:                                                        2004             2004
Per Share Operating Performance

           Net asset value, beginning of period                                              $      16.87      $      11.81
                                                                                             ------------      ------------
           Investment loss--net***                                                                  (.05)             (.09)
           Realized and unrealized gain on investments--net                                           .24              5.15
                                                                                             ------------      ------------
           Total from investment operations                                                           .19              5.06
                                                                                             ------------      ------------
           Net asset value, end of period                                                    $      17.06      $      16.87
                                                                                             ============      ============

Total Investment Return**

           Based on net asset value per share                                                    1.13%+++         42.85%+++
                                                                                             ============      ============

Ratios to Average Net Assets

           Expenses                                                                                1.51%*            1.53%*
                                                                                             ============      ============
           Investment loss--net                                                                   (.51%)*           (.58%)*
                                                                                             ============      ============

Supplemental Data

           Net assets, end of period (in thousands)                                          $      3,137      $        467
                                                                                             ============      ============
           Portfolio turnover                                                                      41.55%            86.16%
                                                                                             ============      ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Opportunities Fund (the "Fund") (formerly Merrill Lynch MidCap Value Fund) is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Program.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .25%                 --
Class B                                     .25%               .75%
Class C                                     .25%               .75%
Class R                                     .25%               .25%



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended July 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                            FAMD             MLPF&S

Class A                                   $2,065           $ 30,636
Class I                                   $   82           $  1,420


For the six months ended July 31, 2004, MLPF&S received contingent deferred sales charges of $111,123 and $4,419 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2004, the Fund lent securities with a value of $2,770,500 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended July 31, 2004, MLIM, LLC received $13,547 in securities lending agent fees.

In addition, MLPF&S received $96,190 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the six months ended July 31, 2004, the Fund reimbursed MLIM
$4,221 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2004 were $157,317,986 and $159,954,532, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $13,348,306 and $(3,271,592) for the six months ended July 31, 2004 and the year ended January 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
July 31, 2004                             Shares             Amount

Shares sold                              674,764   $     12,104,921
Automatic conversion of shares           328,617          5,889,502
                                ----------------   ----------------
Total issued                           1,003,381         17,994,423
Shares redeemed                        (645,697)       (11,684,868)
                                ----------------   ----------------
Net increase                             357,684   $      6,309,555
                                ================   ================


Class A Shares for the Year                                  Dollar
Ended January 31, 2004                    Shares             Amount

Shares sold                            1,033,155   $     14,869,599
Automatic conversion of shares           714,328         10,389,781
                                ----------------   ----------------
Total issued                           1,747,483         25,259,380
Shares redeemed                        (743,365)       (10,882,870)
                                ----------------   ----------------
Net increase                           1,004,118   $     14,376,510
                                ================   ================



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Notes to Financial Statements (concluded)


Class B Shares for the
Six Months Ended                                             Dollar
July 31, 2004                             Shares             Amount

Shares sold                              523,502   $      9,004,967
Automatic conversion of shares         (342,485)        (5,889,502)
Shares redeemed                        (862,860)       (14,806,733)
                                ----------------   ----------------
Net decrease                           (681,843)   $   (11,691,268)
                                ================   ================


Class B Shares for the Year                                  Dollar
Ended January 31, 2004                    Shares             Amount

Shares sold                            1,163,630   $     16,729,114
Automatic conversion of shares         (740,282)       (10,389,781)
Shares redeemed                      (1,795,149)       (24,689,495)
                                ----------------   ----------------
Net decrease                         (1,371,801)   $   (18,350,162)
                                ================   ================


Class C Shares for the
Six Months Ended                                             Dollar
July 31, 2004                             Shares             Amount

Shares sold                              493,160   $      8,484,543
Shares redeemed                        (488,197)        (8,383,672)
                                ----------------   ----------------
Net increase                               4,963   $        100,871
                                ================   ================


Class C Shares for the Year                                  Dollar
Ended January 31, 2004                    Shares             Amount

Shares sold                              712,972   $     10,434,756
Shares redeemed                      (1,291,213)       (18,090,030)
                                ----------------   ----------------
Net decrease                           (578,241)   $    (7,655,274)
                                ================   ================


Class I Shares for the
Six Months Ended                                             Dollar
July 31, 2004                             Shares             Amount

Shares sold                            1,450,496   $     26,314,811
Shares redeemed                        (575,821)       (10,420,113)
                                ----------------   ----------------
Net increase                             874,675   $     15,894,698
                                ================   ================


Class I Shares for the Year                                  Dollar
Ended January 31, 2004                    Shares             Amount

Shares sold                            2,010,787   $     31,127,233
Shares redeemed                      (1,558,315)       (23,178,188)
                                ----------------   ----------------
Net increase                             452,472   $      7,949,045
                                ================   ================


Class R Shares for the
Six Months Ended                                             Dollar
July 31, 2004                             Shares             Amount

Shares sold                              202,447   $      3,537,225
Shares redeemed                         (46,304)          (802,775)
                                ----------------   ----------------
Net increase                             156,143   $      2,734,450
                                ================   ================


Class R Shares for the Period
February 4, 2003++ to                                        Dollar
January 31, 2004                          Shares             Amount

Shares sold                               56,790   $        901,164
Shares redeemed                         (29,106)          (492,875)
                                ----------------   ----------------
Net increase                              27,684   $        408,289
                                ================   ================

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended July 31, 2004.


6. Capital Loss Carryforward:
On January 31, 2004, the Fund had a net capital loss carryforward of $19,099,443, of which $3,136,600 expires in 2011 and $15,962,843 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Robert C. Doll, Jr., Senior Vice President
R. Elise Baum, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND, JULY 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Mid Cap Value Opportunities Fund of
The Asset Program, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 17, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 17, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 17, 2004